--------------------------------------------------------------------------------

INVESTMENT ADVISER     Value Line, Inc.
                       220 East 42nd Street
                       New York, NY 10017-5891

DISTRIBUTOR            Value Line Securities, Inc.
                       220 East 42nd Street
                       New York, NY 10017-5891

CUSTODIAN BANK         State Street Bank and Trust
                       Co.
                       225 Franklin Street
                       Boston, MA 02110

SHAREHOLDER            State Street Bank and Trust
SERVICING AGENT        Co.
                       c/o NFDS
                       P.O. Box 419729
                       Kansas City, MO 64141-6729

INDEPENDENT            Price Waterhouse LLP
ACCOUNTANTS            1177 Avenue of the Americas
                       New York, NY 10036

LEGAL COUNSEL          Peter D. Lowenstein, Esq.
                       Two Greenwich Plaza, Suite
                       100
                       Greenwich, CT 06830

DIRECTORS              Jean Bernhard Buttner
                       Francis C. Oakley
                       Marion N. Ruth
                       Frances T. Newton

OFFICERS               Jean Bernhard Buttner
                       CHAIRMAN AND PRESIDENT
                       Alan Hoffman
                       VICE PRESIDENT
                       David T. Henigson
                       VICE PRESIDENT and
                       SECRETARY/TREASURER
                       Jack M. Houston
                       ASSISTANT SECRETARY/TREASURER
                       Stephen La Rosa
                       ASSISTANT SECRETARY/TREASURER

         THE FINANCIAL STATEMENTS INCLUDED HEREIN HAVE BEEN TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY THE INDEPENDENT ACCOUNTANTS AND, ACCORDINGLY, THEY DO NOT EXPRESS AN OPINION THEREON.

         THIS UNAUDITED REPORT IS ISSUED FOR INFORMATION OF SHAREHOLDERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND (OBTAINABLE FROM THE DISTRIBUTOR).

                      ------------------------------------

                              SEMI-ANNUAL  REPORT
                      ------------------------------------
                               SEPTEMBER 30, 1996
                    ----------------------------------------

                                   VALUE LINE
                                      U.S.
                                 MULTINATIONAL
                                    COMPANY
                                   FUND, INC.

                                     [LOGO]

VALUE LINE U.S. MULTINATIONAL COMPANY FUND, INC.

                                            To Our Value Line U.S. Multinational
--------------------------------------------------------------------------------

Dear Shareholder:

I am pleased to report superior results for our Fund, both for the past six months and for the period since the Fund was launched last November. For the semi-annual period that ended September 30, 1996, the Multinational Company Fund returned 18.01%, versus 6.36% for the benchmark unmanaged Standard & Poor's 500 Composite Index. From the Fund's inception on November 17, 1995 through the end of September, the return has been 25.01%, beating the S&P 500 (with a 16.81% total return) by a healthy margin.

This impressive early record reflects the investment success of the types of companies in which the Fund invests, I.E., truly "multinational" companies with significant operations outside the United States. We have seen that success clustered around companies in two broadly defined groups.

The first group consists of the global consumer-branded products companies. It has become a cliche that some American products--like Levi's, Coca-Cola, or McDonald's--are intensely sought in many foreign markets. It is a fact, however, that many of these companies generate a very large portion of their revenues in overseas markets, including Gillette (with 70% of the revenue base outside the U.S.), Coca-Cola (67%), Johnson & Johnson (49%), and McDonald's (46%). Even the banking powerhouse Citicorp, with about a quarter of its revenues from non-U.S. jurisdictions, can be considered in this framework.

The second broad area with which we have had success is the technology sector. Technological development and innovation has utterly changed our lives both at home and at work, and the pace of that change has been increasing in recent years. Generally speaking, the world is years behind the U.S. in the deployment of technological resources. (For example, personal-computer penetration is about half the level of the U.S. even in developed markets like Western Europe and Japan, and much less than that in China or India.) And since it's certain that the gap between the U.S. and the rest of the world is going to narrow, we believe that high-tech companies will continue to play an important role in our multinational company portfolio.

We believe the outlook for our multinational companies is fairly bright, because many important foreign economies have been sluggish recently, and some are beginning to show signs of improvement. The pace of economic growth abroad is important, of course, because in growing economies consumers, including both individuals and businesses, are more apt to spend at a more elevated level, generating increased sales growth for the multinationals.

We are grateful for the confidence you have placed in Value Line and the U.S. Multinational Company Fund, and it is our objective to maintain the Fund as a high-quality vehicle for sound growth investing.

                Sincerely,

                                               [JEAN BERNHARD BUTTNER SIGNATURE]

                CHAIRMAN and PRESIDENT

November 11, 1996

--------------------------------------------------------------------------------

                                VALUE LINE U.S. MULTINATIONAL COMPANY FUND, INC.

Company Fund Shareholders
--------------------------------------------------------------------------------

Economic Observations

The economy appears to be entering a period of somewhat slower growth, with this deceleration in activity likely to persist for at least another several quarters. Recent figures, for example, show that the employment, retail, manufacturing, and housing sectors, albeit still showing some improvement, are not nearly as strong as they had been earlier in the expansion. All of this suggests that real, inflation-adjusted gross domestic product, which increased at a modest 2.2% rate in the third quarter, will advance at a similarly restrained pace over the final three months of this year and through much of 1997.

A slower pace of growth is probably not an unwelcome development at this stage of the business cycle, since such a deceleration would likely help keep labor, energy, and raw materials shortages at bay, thus paving the way for continued moderate levels of inflation. Limited pricing pressures, in turn, would tend to dissuade the Federal Reserve Board from shifting onto a much tighter monetary course. Our sense, for now, is that interest rates will remain relatively stable over the next year.

The danger, though, is that the economy could slow too much, leading, perhaps, to a recession. For now, we do not see such a reversal evolving over the next year. We caution, however, that a business contraction would likely bring to an end the long uptrend in corporate profits, and, most likely, to the bull market as well.

Performance Data:*

                                      Total
                                      Return
                            --------------------------
From November 17, 1995+ to
 September 30, 1996.......            25.01%

+  COMMENCEMENT OF OPERATIONS
* THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------

VALUE LINE U.S. MULTINATIONAL COMPANY FUND, INC.

Schedule of Investments (unaudited)
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS (90.2%)
          ADVERTISING (1.4%)
4,600     Omnicom Group, Inc.......................................  $   215,050
          AEROSPACE/DEFENSE (1.4%)
4,000     McDonnell Douglas Corp...................................      210,000
          BANK (3.4%)
5,000     Bank of Boston Corp......................................      289,375
2,500     Citicorp.................................................      226,563
                                                                     -----------
                                                                         515,938
          BEVERAGE-SOFT DRINK (2.4%)
4,000     Coca-Cola Co.............................................      203,500
6,000     PepsiCo, Inc.............................................      169,500
                                                                     -----------
                                                                         373,000
          CHEMICAL-DIVERSIFIED (1.2%)
4,700     Millipore Corp...........................................      185,650
          CHEMICAL-SPECIALTY (1.4%)
5,000     Praxair, Inc.............................................      215,000
          COMPUTER & PERIPHERALS (15.2%)
3,800     Cisco Systems, Inc.*.....................................      235,838
2,000     Dell Computer Corp.*.....................................      155,500
10,000    Gateway 2000, Inc........................................      478,750
10,000    Hewlett-Packard Co.......................................      487,500
4,000     International Business Machines Corp.....................      498,000
3,000     Sun Microsystems, Inc.*..................................      186,375
4,500     3Com Corp.*..............................................      270,281
                                                                     -----------
                                                                       2,312,244
          COMPUTER SOFTWARE & SERVICES (9.1%)
5,000     Barra Inc.*..............................................      128,750
10,500    Computer Associates International, Inc...................      627,375
1,500     Microsoft Corp.*.........................................      197,813
4,500     Oracle Corp.*............................................      191,531
5,000     Parametric Technology Corp.*.............................      246,875
                                                                     -----------
                                                                       1,392,344
          DIVERSIFIED COMPANIES (2.7%)
4,500     Thermo Electron Corp.*...................................      182,250
6,250     Thermo Instrument Systems, Inc.*.........................      228,906
                                                                     -----------
                                                                         411,156

--------------------------------------------------------------------------------

                                VALUE LINE U.S. MULTINATIONAL COMPANY FUND, INC.

                                                              September 30, 1996
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------
          DRUG (3.0%)
3,000     Pfizer, Inc..............................................  $   237,375
3,500     Schering-Plough Corp.....................................      215,250
                                                                     -----------
                                                                         452,625
          INDUSTRIAL SERVICES (1.1%)
5,000     Manpower, Inc............................................      166,250
          INSURANCE-DIVERSIFIED (2.6%)
4,000     American International Group, Inc........................      403,000
          MACHINERY (3.8%)
5,000     Dover Corp...............................................      238,750
6,000     Gleason Corp.............................................      234,000
7,500     Thermo Fibertek, Inc.*...................................       98,437
                                                                     -----------
                                                                         571,187
          MACHINERY-CONSTRUCTION & MINING (1.4%)
5,200     Deere & Co...............................................      218,400
          MEDICAL SUPPLIES (9.6%)
4,000     Boston Scientific Corp.*.................................      230,000
8,000     Invacare Corp............................................      224,000
8,000     Johnson & Johnson........................................      410,000
5,000     Medtronic Inc............................................      320,625
9,000     Stryker Corp.............................................      271,125
                                                                     -----------
                                                                       1,455,750
          RAILROAD (4.9%)
21,000    Wisconsin Central Transportation Corp.*..................      753,375
          RESTAURANT (1.9%)
6,000     McDonald's Corp..........................................      284,250
          SEMICONDUCTOR (4.5%)
7,500     Analog Devices Inc.*.....................................      203,438
5,000     Intel Corp...............................................      477,187
                                                                     -----------
                                                                         680,625
          SEMICONDUCTOR-CAPITAL EQUIPMENT (1.1%)
6,000     Applied Materials, Inc.*.................................      165,750
          SHOE (4.6%)
4,000     NIKE, Inc. Class "B".....................................      486,000
7,500     Wolverine World Wide, Inc................................      208,125
                                                                     -----------
                                                                         694,125

--------------------------------------------------------------------------------

VALUE LINE U.S. MULTINATIONAL COMPANY FUND, INC.

Schedule of Investments (unaudited)
--------------------------------------------------------------------------------

Shares or
Principal
 Amounts                                                                 Value
---------------------------------------------------------------------------------
              TELECOMMUNICATIONS EQUIPMENT (11.1%)
  13,000      Andrew Corp.*.........................................  $   648,375
  20,000      Black Box Corp.*......................................      660,000
   2,500      Newbridge Networks Corp.*.............................      159,375
   3,200      Tellabs, Inc.*........................................      226,000
                                                                      -----------
                                                                        1,693,750
              TOILETRIES/COSMETICS (2.4%)
   5,000      Gillette Co...........................................      360,625
                                                                      -----------

              TOTAL COMMON STOCKS (COST $10,752,482)................   13,730,094
                                                                      -----------

CONVERTIBLE BONDS & NOTES (3.0%)

              OILFIELD SERVICES/EQUIPMENT (2.2%)
$250,000      Pride Petroleum Services, Inc. 6 1/4%, Conv. Sub.
                Deb., 2/15/06.......................................      328,750
              SEMICONDUCTOR (0.8%)
 100,000      Analog Device Inc. 3 1/2%, Conv. Sub. Note, 12/1/00...      120,875
                                                                      -----------

              TOTAL CONVERTIBLE BONDS & NOTES (COST $350,000).......      449,625
                                                                      -----------

TOTAL INVESTMENT SECURITIES (93.2%) (COST $11,102,482)..............   14,179,719
                                                                      -----------

CASH AND OTHER ASSETS LESS LIABILITIES (6.8%).......................    1,034,753
                                                                      -----------

TOTAL NET ASSETS (100%).............................................  $15,214,472
                                                                      -----------
                                                                      -----------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER OUTSTANDING SHARE
($15,214,472  DIVIDED BY 1,221,559 SHARES OUTSTANDING)..............  $     12.45
                                                                      -----------
                                                                      -----------

*  NON-INCOME PRODUCING

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                VALUE LINE U.S. MULTINATIONAL COMPANY FUND, INC.

Statement of Assets and Liabilities
at September 30, 1996 (unaudited)
--------------------------------------------------------------------------------

Assets:
Investment securities, at value
  (Cost-$11,102,482)...................  $14,179,719
Cash...................................      992,536
Deferred organization costs (note 3)...       42,941
Due fom Value Line, Inc. (note 6)......       27,070
Receivable for capital shares sold.....        8,647
Dividends and interest receivable......        8,203
                                         -----------

    Total Assets.......................   15,259,116
                                         -----------

Liabilities:
Accrued expenses (note 6)..............       44,644
                                         -----------

    Total Liabilities..................       44,644
                                         -----------

Net Assets.............................  $15,214,472
                                         -----------
                                         -----------

Net Assets consist of:
Capital stock, at $.01 par value
  (authorized 50,000,000, outstanding
  1,221,559 shares)....................  $    12,216
Additional paid-in capital.............   12,390,187
Undistributed investment income--net...      128,756
Accumulated net realized loss on
  investments..........................     (393,924)
Unrealized net appreciation of
  investments..........................    3,077,237
                                         -----------
Net Assets.............................  $15,214,472
                                         -----------
                                         -----------

Net Asset Value, Offering and
  Redemption Price per Outstanding
  Share ($15,214,472  DIVIDED BY
  1,221,559 shares outstanding)........  $     12.45
                                         -----------
                                         -----------

Statement of Operations
for the six months ended
September 30, 1996 (unaudited)

Investment Income:
Interest income.........................  $   50,789
Dividend income.........................      39,260
                                          ----------
    Total Income........................      90,049
                                          ----------
Expenses:
Advisory fee (note 6)...................      51,217
Custodian fees..........................      18,994
Auditing and legal fees.................      17,385
Service and distribution plan fee (note
  6)....................................      17,072
Accounting and bookkeeping fees.........      16,196
Registration and filing fees............       9,307
Directors' fees and expenses............       9,150
Printing................................       6,405
Amortization of deferred organization
  costs (note 3)........................       5,214
Insurance, dues and other...............       3,880
                                          ----------
    Total Expenses......................     154,820
    Less: Expense offset................      (5,269)
    Less: Expenses waived/assumed by
     Adviser (note 6)...................    (149,551)
                                          ----------
    Net Expenses........................      --
                                          ----------
Investment Income--Net..................      90,049
                                          ----------
Realized and Unrealized Gain (Loss) on
  Investments--Net:
    Realized Loss--Net..................    (144,764)

    Change in Unrealized Appreciation...   2,346,246
                                          ----------
Net Realized Loss and Net Unrealized
  Appreciation of Investments...........   2,201,482
                                          ----------
Net Increase in Net Assets from
  Operations............................  $2,291,531
                                          ----------
                                          ----------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

VALUE LINE U.S. MULTINATIONAL COMPANY FUND, INC.

Statement of Changes in Net Assets
for the six months ended September 30, 1996 (unaudited),
and for the period from November 17, 1995* to March 31, 1996
--------------------------------------------------------------------------------

                                           Six Months Ended
                                          September 30, 1996   November 17, 1995*
                                             (unaudited)       to March 31, 1996
                                          ---------------------------------------
Operations:
  Investment income--net................     $    90,049          $    78,107
  Realized loss on investments--net.....        (144,764)            (249,160)
  Net unrealized appreciation of
  investments...........................       2,346,246              730,991
                                          ---------------------------------------
  Net increase in net assets from
  operations............................       2,291,531              559,938
                                          ---------------------------------------

Distributions to Shareholders:
  Investment income--net................        --                    (39,400)
                                          ---------------------------------------
Capital Share Transactions:
  Proceeds from sale of shares..........         577,407           11,787,674
  Proceeds from reinvestment of
  distributions to shareholders.........        --                     39,400
  Cost of shares repurchased............        (102,078)            --
                                          ---------------------------------------
  Increase from capital share
  transactions..........................         475,329           11,827,074
                                          ---------------------------------------

Total Increase..........................       2,766,860           12,347,612

Net Assets:
  Beginning of period...................      12,447,612              100,000
                                          ---------------------------------------
  End of period.........................     $15,214,472          $12,447,612
                                          ---------------------------------------
                                          ---------------------------------------

Undistributed investment income--net, at
  end of period.........................     $   128,756          $    38,707
                                          ---------------------------------------
                                          ---------------------------------------

*  Commencement of Operations

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                VALUE LINE U.S. MULTINATIONAL COMPANY FUND, INC.

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Organization

Value Line U.S. Multinational Company Fund, Inc. (the "Fund") was formed as a corporation under the laws of the State of Maryland in June 1995 and is registered as an open-end management investment company with the Securities and Exchange Commission. Prior to the commencement of operations on November 17, 1995, the Fund had no significant transactions other than the issuance of an aggregate of 10,000 shares of common stocks, on September 20, 1995, to Value Line, Inc. (the "Adviser"), representing the initial capital of the Fund.

2. Significant Accounting Policies

The Fund is a no-load investment company whose investment objective is maximum total return. The Fund invests primarily in common stock or securities convertible into common stock of U.S. companies that have significant sales from international operations.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid price. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(E) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

--------------------------------------------------------------------------------

VALUE LINE U.S. MULTINATIONAL COMPANY FUND, INC.

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

3. Organization Cost

Costs of $52,030 incurred in connection with the Fund's organization and initial registration have been deferred and are being amortized on a straight-line basis over 60 months, beginning at the commencement of operations of the Fund. In the event any of the initial shares of the Fund are redeemed by the holder thereof during the five-year amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized, deferred organizational expenses in the same porportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

4. Capital Share Transactions

Transactions in capital stock were as follows:

                          Six Months     November 17,
                        Ended September      1995*
                           30, 1996      to March 31,
                          (unaudited)        1996
                        ------------------------------
Shares sold...........        51,448       1,165,645
Shares issued to
  shareholders in
  reinvestment of
  dividends...........        --               4,029
                        ------------------------------
                              51,448       1,169,674
Shares repurchased....         9,563         --
                        ------------------------------
Net increase..........        41,885       1,169,674
                        ------------------------------
                        ------------------------------

*  COMMENCEMENT OF OPERATIONS.

5. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:

                                  Six Months Ended
                                 September 30, 1996
                                     (unaudited)
                                 -------------------
PURCHASES:
Investment Securities..........      $ 4,540,067
                                 -------------------
                                 -------------------
SALES:
Investment Securities..........  $     2,880,455
                                 -------------------
                                 -------------------

At September 30, 1996, the aggregate cost of investment securities for federal income tax purposes was $11,102,482. The aggregate appreciation and depreciation of investments at September 30, 1996, based on a comparison of investment values and their costs for federal income tax purposes, was $3,184,421 and $107,184, respectively, resulting in a net appreciation of $3,077,237.

Capital losses incurred after Octber 31, 1995 within the taxable year, are deemed to arise on the first business day of the Fund's next taxable year. Accordingly, the Fund has incurred and elected to defer capital losses of $249,160.

6. Advisory Fees, Service and Distribution Plan Fees and Transactions With Affiliates

The Fund has entered into an investment advisory contract with the Adviser providing for an annual fee, payable monthly, of .75% of the Fund's average daily net assets. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses in its organization and operation. If the aggregate expenses of the Fund, other than taxes, interest, brokerage commissions, and extraordinary expenses, exceed the expense limitation imposed by any state in which

--------------------------------------------------------------------------------

                                VALUE LINE U.S. MULTINATIONAL COMPANY FUND, INC.

--------------------------------------------------------------------------------
the Fund sells its shares, the advisory fee will be reduced by the amount of such excess, or the amount of such excess will be refunded.

The Fund has a Service and Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the payment of certain expenses incurred by Value Line Securities, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser in advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets.

For the six months ended September 30, 1996, advisory fees of $51,217 and Plan fees of $17,072 were voluntarily waived by the Adviser and the Distributor, respectively. In addition, the operating expenses for the six months ended September 30, 1996, amounting to $81,262, were assumed by the Adviser. At September 30, 1996, the Fund has a receivable from the Adviser of $27,070 for such expenses assumed.

Certain officers and directors of the Adviser and the Distributor are also officers and a director of the Fund.

During the six months ended September 30, 1996, the Fund paid brokerage commissions totaling $2,845 to the Distributor, which clears its transactions through unaffiliated brokers.

At September 30, 1996, the Adviser and/or affiliated companies owned 1,100,813 shares of the Fund's capital stock, representing 90.1% of the outstanding shares. In addition, an officer and director of the Fund owned 75,306 shares of capital stock, representing 6.2% of the outstanding shares.

--------------------------------------------------------------------------------

VALUE LINE U.S. MULTINATIONAL COMPANY FUND, INC.

Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout each period:

                                                               November 17, 1995
                                        Six Months Ended       (commencement of
                                       September 30, 1996       operations) to
                                          (unaudited)           March 31, 1996
                                       ------------------------------------------

NET ASSET VALUE, BEGINNING OF
  PERIOD.............................      $10.55                    $10.00
                                       ------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment (loss) income...         .07(1)                    .07(1)
      Net gains or losses on
        securities (both realized and
        unrealized)..................        1.83                       .52
                                       ------------------------------------------
      Total from investment
      operations.....................        1.90                       .59
                                       ------------------------------------------
   LESS DISTRIBUTIONS:
      Dividends from net investment
         income......................          --                      (.04)
                                       ------------------------------------------
NET ASSET VALUE, END OF PERIOD.......      $12.45                    $10.55
                                       ------------------------------------------
                                       ------------------------------------------
TOTAL RETURN.........................       18.01%+                    5.93%+
                                       ------------------------------------------
                                       ------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands).........................    $ 15,214                  $ 12,448
Ratio of operating expenses to
  average net assets.................           0%*(1)(2)                 0%*(1)(2)
Ratio of net investment income to
  average net assets.................        1.31%*(1)(2)              2.13%*(1)(2)
Portfolio turnover rate..............          23%+                      17%+
Average commission rate paid per
  share of common stock investments
  purchased/sold.....................    $  0.049(3)               $     --

(1)NET OF CUSTODY CASH CREDITS AND EXPENSE REIMBURSEMENT AND FEES WAIVED BY THE ADVISER. HAD THESE EXPENSES BEEN FULLY PAID BY THE FUND FOR THE PERIODS ENDED MARCH 31, 1996 AND SEPTEMBER 30, 1996 (UNAUDITED), INVESTMENT LOSS-NET PER SHARE WOULD HAVE BEEN $(.001) AND $(.04) RESPECTIVELY, RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 2.45%,* AND 2.29%* RESPECTIVELY; AND RATIO OF NET INVESTMENT LOSS TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN (0.32%.)* AND (0.96%)* RESPECTIVELY. SEE NOTE 6.

(2)DUE TO THE REIMBURSEMENT OF EXPENSES AND WAIVER OF FEES BY THE ADVISERS AND SHORT PERIOD COVERED BY THIS REPORT, DATA ARE NOT INDICATIVE OF FUTURE PERIODS.

(3)DISCLOSURE EFFECTIVE FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1,
   1995.

+  NOT ANNUALIZED

*  ANNUALIZED

SEE NOTES TO FINANCIAL STATEMENTS.

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